[STAR]                                                                    [STAR]
                                   Municipal
                                  High Income
                                   Fund Inc.

                                                                     Semi-Annual
                                                                          Report

                                                                          [STAR]

                                                                           April
                                                                        30, 1997

-----------------------------------  [STAR]  -----------------------------------

                         Municipal High Income Fund Inc.

Dear Shareholder:

     We are pleased to provide the semi-annual report for the Municipal High Income Fund Inc. for the period ended April 30, 1997. Over the six-month period covered by this report, the Fund paid dividends totaling $0.311 per share and posted a total return of 3.17% on net asset value (NAV). This compares favorably with its Lipper Analytical Services, Inc. peer group average of 2.95% for the same period. (Lipper Analytical Services, Inc. is an independent fund tracking organization.) In addition, the Fund generated a total return of 6.25% based on its market value. The table below shows the annualized distribution rates based on the Fund's April 30, 1997 NAV and its New York Stock Exchange (NYSE) closing price.

                            Price               Annualized
                          Per Share          Distribution Rate
                          ---------          -----------------
                         $9.51 (NAV)               6.56%
                         $9.25 (NYSE)              6.75%

Market and Economic Overview

     During the past six months, the U.S. economy has continued to grow steadily. Although the U.S. unemployment rate is near a thirty-year low and consumer confidence is the highest it has been in over twenty years, there has not been a substantial increase in inflationary pressures. Nevertheless, a steady stream of strong economic reports prompted the Federal Reserve Board ("Fed") to raise the federal funds rate by 25 basis points, or 0.25%, in late March of this year. (The federal funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) The Fed has indicated that it prefers to head off any possible increase in inflation with a preemptive action rather than wait for any inflationary pressures to build.

     While the Fed action was widely anticipated, the likelihood of a rise in interest rates added to the significant market volatility that occurred during this reporting period. The potential tightening of Fed monetary policy raised investor concerns over the U.S. equity market's ability to sustain the now seven-year bull market. In our opinion, higher equity market volatility, along with continued speculation on Fed monetary policy, led many investors to gravitate toward the relative safety of the bond market.

     Traditionally, the tax-exempt bond market has been heavily influenced by institutional investors such as property and casualty insurance companies. These investors have tended to buy high-grade, intermediate-maturity bonds. Recently, the municipal bond market has become

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

-----------------------------------  [STAR]  -----------------------------------

increasingly driven by individual investors who either purchase the bonds directly or through managed products such as mutual funds. Individual investors have tended to seek out the longer-maturity, higher-yielding bonds such as the ones in which the Municipal High Income Fund normally invests. We believe this shift in tax-exempt investor emphasis has particularly benefited the high-yield municipal bond market.

Investment Strategy

     The Municipal High Income Fund's investment objective is to provide high levels of tax-exempt current income as consistent with prudent management. In pursuit of this objective, the Fund continues to focus on higher coupon bonds in order to maintain an attractive level of dividend income. In addition, we expect to modestly extend the Fund's call protection during the remainder of 1997.

     During the past six months, we have maintained a broad diversification across a number of investment sectors that we believe offer high yield potential as well as relative price stability. Going forward, we plan on favoring the housing sector because we believe it provides attractive yield potential without significant risk of prepayment given the current interest rate levels. Moreover, we also favor the airline sector which we believe will benefit from the continued growth in the U.S. economy. As of April 30, 1997, the majority of the Fund's assets were allocated among the following sectors: industrial revenue bonds (25.3%), pollution control bonds (15.6%) and hospital bonds (11.8%).

Municipal Bond Outlook

     We expect the U.S. economy to continue along its present path of strong growth with relatively low inflation. However, the Fed has indicated that they are prepared to raise interest rates further should the U.S. economy begin to grow too rapidly. In our view, with little movement on the federal budget before Congress and no imminent action to adjust the consumer price index (CPI), we expect that the benchmark 30 year U.S. Treasury bond should remain in its current trading range of 6.80% to 7.00% in the coming months. Consequently, the other sectors of the fixed income market should remain range-bound as well. Moreover, new bond issuance has been down approximately 10% so far this year and we expect more municipal debt to be retired later this summer. In our opinion, our expectations for increased demand for tax-exempt bonds combined with light supply, should help to support municipal bond prices.

--------------------------------------------------------------------------------

-----------------------------------  [STAR]  -----------------------------------

     In closing, thank you for investing in the Municipal High Income Fund. We look forward to continuing to help you achieve your financial goals.


Sincerely,


/s/ Heath B. McLendon                     /s/ Lawrence T. McDermott

Heath B. McLendon                         Lawrence T. McDermott
Chairman                                  Vice President and
                                          Investment Officer

May 23, 1997

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

                                                 Municipal High Income Fund Inc.
[STAR]                                                   Schedule of Investments
                                                      April 30, 1997 (unaudited)
================================================================================
 FACE
AMOUNT     RATING                SECURITY                               VALUE
--------------------------------------------------------------------------------
Alabama -- 4.3%
$  405,000  Aaa*    Alabama HFA, Single-Family Mortgage Revenue,
                      10.500% due 12/1/02........................... $   426,769
 1,000,000  BBB-    Alabama State IDA, Solid Waste Disposal,
                      6.450% due 12/1/23(a).........................   1,001,250
 4,000,000  BBB-    Butler, AL IDR, Waste Disposal,
                      8.000% due 9/1/28(a)..........................   4,480,000
 1,000,000  BBB-    Mobile, AL IDR, 6.950% due 1/1/20...............   1,045,000
 1,000,000  NR      West Jefferson, AL Amusement &
                      Public Park Authority Revenue,
                      (Visionland Project), 8.000% due 12/1/26 .....     975,000
                                                                     -----------
                                                                       7,928,019
                                                                     -----------
Arizona -- 1.9%
                    Gila County, AZ IDA, PCR, ASARCO Inc.,
                    Series 1987:
 2,700,000  BBB       8.900% due 7/1/06.............................   2,797,794
   600,000  BBB       8.900% due 7/1/06.............................     621,732
                                                                     -----------
                                                                       3,419,526
                                                                     -----------
California -- 2.3%
 2,000,000  NR      Los Angeles County, CA Regional Airport Authority,
                      Continental Airlines, Inc.,
                      9.000% due 8/1/17(a)..........................   2,130,000
 2,000,000  BBB-    Sacramento, CA Cogeneration Authority,
                      Electric Revenue, 6.500% due 7/1/14...........   2,067,500
                                                                     -----------
                                                                       4,197,500
                                                                     -----------
Colorado -- 3.1%
 2,000,000  NR      Colorado Health Facilities Authority Revenue,
                      (Beth Israel at Shalom Park Project),
                      7.250% due 12/15/25  .........................   2,042,500
                    Denver, CO Airport, Series A:
 1,650,000  BBB       8.500% due 11/15/23(a)........................   1,870,688
 1,600,000  BBB       8.000% due 11/15/25(a)........................   1,786,000
                                                                     -----------
                                                                       5,699,188
                                                                     -----------
Connecticut -- 0.9%
 1,500,000  NR      Connecticut State Development Authority,
                      Health Care Revenue, Series B,
                      8.000% due 7/1/17.............................   1,599,375
                                                                     -----------
Florida -- 3.3%
   930,000  NR      Homestead, FL IDR, (Project A),
                      7.950% due 11/1/18 ...........................     946,275
 2,035,000  NR      Jacksonville, FL Health Facilities
                      Authority Revenue, 9.125% due 10/15/19........   2,098,594
 2,000,000  BBB-    Martin County, FL IDR,
                      (Indiantown Cogeneration Project A),
                      7.875% due 12/15/25(a)........................   2,235,000

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[STAR]                                       Schedule of Investments (continued)
                                                      April 30, 1997 (unaudited)
================================================================================
 FACE
AMOUNT     RATING                SECURITY                               VALUE
--------------------------------------------------------------------------------
Florida-- 3.3% (continued)
$  650,000  NR     Tampa, FL (Aquarium Inc. Revenue Project),
                     (Pre-Refunded--Escrowed with U.S. Government
                     Securities to 5/1/02 Call @ 102), 7.750% due
                     5/1/27(b) .....................................$    739,375
                                                                    ------------
                                                                       6,019,244
                                                                    ------------
Georgia -- 0.6%
 1,000,000  NR     Walton County, GA IDA, (Walton Project), 8.500%
                     due 9/1/07.....................................   1,061,250
                                                                    ------------
Illinois -- 6.0%
 2,850,000  Baa2*  Chicago, IL O'Hare International Airport,
                     Special Facilities Revenue Bonds, United
                     Airlines, Series B, 8.950% due 5/1/18(a).......   3,199,125
 2,500,000  BB-    East Chicago, IL IDA Revenue,
                     (Inland Steel Co., Project 10),
                     6.800% due 6/1/13  ............................   2,537,500
 1,750,000  NR     Hanover Park, IL First Mortgage,
                     (Windsor Manor Project), 9.250% due 12/1/07 ...   1,870,313
 1,500,000  A+     Illinois Housing Development Authority, Series 5,
                     6.750% due 9/1/23  ............................   1,571,250
   755,000  NR     Loves Park, IL First Mortgage Revenue,
                     (Hoosier Care Project), Series A,
                     9.750% due 8/1/19..............................     799,356
   980,000  NR     Sterling, IL First Mortgage Revenue,
                     (Hoosier Care Project),
                     Series A, 9.750% due 8/1/19 ...................   1,040,025
                                                                    ------------
                                                                      11,017,569
                                                                    ------------
Indiana -- 4.2%
 2,000,000  BBB-   Indiana State Environmental Development
                     Finance Authority, (USX Corp. Project),
                     6.250% due 7/15/30.............................   1,975,000
 1,000,000  Ba3*   Indiana State IDA Finance Authority, PCR,
                     (Inland Steel Co. Project No. 13),
                     7.250% due 11/1/11(a) .........................   1,028,750
 4,750,000  Baa2*  Indianapolis, IN Airport Authority,
                     6.500% due 11/15/31(a)(c)......................   4,809,375
                                                                    ------------
                                                                       7,813,125
                                                                    ------------
Kentucky -- 2.2%
 1,290,000  NR     Jefferson County, KY Health Facilities
                     Authority, Dates Beverly Enterprises,
                     10.125% due 5/1/08.............................   1,394,813
 1,500,000  Baa3*  Kenton County, KY Airport Board, (Delta Airlines
                     Project) 7.500% due 2/1/20(a)..................   1,608,750
 1,000,000  A      Pendleton County, KY Multi-Lease Revenue,
                     Series A, 6.500% due 3/1/19....................   1,031,250
                                                                    ------------
                                                                       4,034,813
                                                                    ------------
Louisiana -- 5.8%
 1,200,000  Baa3*  Lake Charles, LA Harbor & Terminal District &
                     Port Facilities Revenue, (Trunkline LNG Co.
                     Project), 7.750% due 8/15/22...................   1,357,500

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[STAR]                                       Schedule of Investments (continued)
                                                      April 30, 1997 (unaudited)
================================================================================
 FACE
AMOUNT     RATING                SECURITY                               VALUE
--------------------------------------------------------------------------------
Louisiana -- 5.8% (continued)
                  Port New Orleans, LA IDR:
                     Avondale Industries, Inc. Project:
$2,000,000  NR        8.250% due 6/1/04.............................$  2,267,500
 3,000,000  NR        8.500% due 6/1/14.............................   3,453,750
 1,000,000  BB      Continental Grain Co. Project,
                     7.500% due 7/1/13..............................   1,073,750
 2,400,000  BB+   West Feliciana Parish, LA PCR,
                    8.000% due 12/1/24..............................   2,562,000
                                                                    ------------
                                                                      10,714,500
                                                                    ------------
Maine -- 0.3%
                  Maine State Housing Authority Mortgage Purchases:
   500,000  AA      Series C-2, 7.000% due 11/15/32(a)..............     521,250
    20,000  AA      Series D-1, 8.300% due 11/15/28(a)..............      20,400
                                                                    ------------
                                                                         541,650
                                                                    ------------
Massachusetts -- 5.8%
 1,880,000  NR    Commonwealth of Massachusetts Health &
                    Educational Facilities Authority Revenue,
                    North Adams State College, (Pre-Refunded --
                    Escrowed with U.S. Government Securities to
                    7/1/99 Call @ 102), 9.625% due 12/1/18(b).......   2,107,950

                  Commonwealth of Massachusetts Industrial
                    Finance Agency, (S.E. Mass Project):
 1,700,000  NR        Series A, 9.000% due 7/1/15...................   1,914,625
 5,940,000  NR        Series B, 9.250% due 7/1/15(a)................   6,712,200
                                                                    ------------
                                                                      10,734,775
                                                                    ------------
Michigan -- 0.9%
 1,500,000  BBB+  Western Townships, MI Utility Revenue, Sewage
                    System, (Subject to Crossover Refunding
                    11/1/99 @ 102), 8.300% due 1/1/19...............   1,578,750
                                                                    ------------
Minnesota -- 1.1%
 1,960,000  AA+   Minnesota HFA, Single-Family, Series H, 6.700%
                    due 1/1/18......................................   2,053,100
                                                                    ------------
Mississippi -- 2.7%
                  Claiborne County, MS PCR, Series C:
 3,300,000  Ba1*    9.875% due 12/1/14 .............................   3,605,250
 1,500,000  BBB-    6.200% due 2/1/26...............................   1,460,625
                                                                    ------------
                                                                       5,065,875
                                                                    ------------
Montana -- 0.5%
 1,000,000  NR    Montana State Board Investment Resource Recovery
                    Revenue, (Yellowstone Energy LP Project),
                    7.000% due 12/31/19(a)..........................     945,000
                                                                    ------------
New Hampshire -- 2.0%
                    New Hampshire State IDA, United Illuminating Co.:
 1,000,000  BBB-      Series A, 9.375% due 7/1/12(a)................   1,035,050
 2,500,000  BBB-      Series B, 10.750% due 10/1/12(a)..............   2,629,175
                                                                    ------------
                                                                       3,664,225
                                                                    ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[STAR]                                       Schedule of Investments (continued)
                                                      April 30, 1997 (unaudited)
================================================================================
 FACE
AMOUNT     RATING                SECURITY                               VALUE
--------------------------------------------------------------------------------
New Jersey -- 3.8%
$2,200,000  NR     New Jersey Educational Facilities, Fairleigh
                     Dickinson University, Series C, 6.625% due
                     7/1/23.........................................$  2,153,250
                   New Jersey Health Care Facilities:
 1,885,000  Ba1*     Palisades Medical Center, Finance Authority
                       Revenue, 7.600% due 7/1/21 ..................   1,941,550
 1,000,000  NR       Raritan Bay Medical Center, 7.250% due 7/1/27..   1,045,000
 1,500,000  Baa*     Zurbrugg Memorial Hospital, Series C,
                       8.500% due 7/1/12............................   1,536,630
   310,000  AAA    New Jersey Housing and Mortgage Finance Agency,
                     Home Buyer Revenue, Series E, MBIA-Insured,
                     7.650% due 10/1/16.............................     325,113
                                                                    ------------
                                                                       7,001,543
                                                                    ------------
New Mexico -- 0.8%
 1,420,000  AA     New Mexico Mortgage Finance Authority,
                     Single-Family Mortgage Program, Series B,
                     8.300% due 3/1/20(a)...........................   1,482,125
                                                                    ------------
New York -- 10.1%
                   New York City, NY COP:
 4,715,000  BBB+     Series F, 6.625% due 2/15/25...................   4,826,981
 1,000,000  BBB+     Series H, 7.000% due 2/1/21....................   1,057,500
                   New York City, NY GO Unlimited:
 3,000,000  BBB+     Series D, 6.000% due 2/15/25...................   2,902,500
 2,000,000  BBB+     Series H, 6.125% due 8/1/25....................   1,962,500
 1,500,000  NR     New York City, NY IDA, Civil Facility Revenue,
                     7.500% due 8/1/26..............................   1,492,500
 1,500,000  BBB+   New York State Dormitory Authority Revenue,
                     Mental Health Services Facilities, Series B,
                     5.500% due 8/15/17.............................   1,402,500
 1,950,000  BB+    New York State Energy, Research & Development
                     Authority, Electric Facility Revenue, Long
                     Island Lighting Co., 7.150% due 12/1/20(a).....   2,059,688
 2,750,000  NR     Port Authority of NY & NJ, Special Obligation
                     Revenue, 6.750% due 10/1/19(a).................   2,835,938
                                                                    ------------
                                                                      18,540,107
                                                                    ------------
North Carolina -- 3.5%
 1,750,000  A      Martin County, NC Industrial Facilities PCR,
                     6.800% due 5/1/24(a)...........................   1,881,250
 2,300,000  Baa1*  North Carolina Eastern Municipal Power Agency,
                     Power Systems Revenue, Series B, 7.000% due
                     1/1/08 ........................................   2,509,875
 2,050,000  A      North Carolina Municipal Power Agency No. 1,
                     Catawaba Electric Revenue, 6.250% due
                     1/1/17.........................................   2,052,563
                                                                    ------------
                                                                       6,443,688
                                                                    ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[STAR]                                       Schedule of Investments (continued)
                                                      April 30, 1997 (unaudited)
================================================================================
 FACE
AMOUNT     RATING                SECURITY                               VALUE
--------------------------------------------------------------------------------
Ohio -- 3.3%
$1,000,000  NR     Cleveland, OH Airport Special Revenue,
                     Continental Airlines Inc.,
                     9.000% due 12/1/19(a)..........................$  1,082,500
 1,000,000  NR     Cuyahoga County, OH Health Care Facilities,
                     Judson Retirement Community, Series A, 7.250%
                     due 11/15/18...................................   1,010,000
 1,500,000  Baa1*  Montgomery County, OH Health Systems Revenue,
                     Series B, 8.100% due 7/1/18 ...................   1,736,250
 1,250,000  NR     Ohio State Solid Waste Revenue,
                     9.000% due 6/1/21..............................   1,254,688
 1,000,000  Baa3*  Ohio Water Development Authority, PCR, Series A,
                     8.100% due 10/1/23(a)..........................   1,056,250
                                                                    ------------
                                                                       6,139,688
                                                                    ------------
Pennsylvania -- 13.7%
 2,200,000  B-     Allegheny County, PA IDA, Special Facilities
                     Revenue, Series B, (U.S. Air Project), 8.500%
                     due 3/1/21(a) .................................   2,400,750
                   Beaver County, PA IDA, PCR:
 2,000,000  BB       7.625% due 5/1/20..............................   2,152,500
 2,500,000  BB       7.625% due 5/1/25..............................   2,690,625
 1,500,000  NR     Delaware County, PA IDA, First Mortgage, White
                     Horse, (Pre-Refunded -- Escrowed with U.S.
                     Government Securities to 7/1/99 Call @ 103),
                     9.700% due 7/1/09(b)...........................   1,695,000
 3,000,000  BBB+   Lebanon County, PA Samaritan House, Series B,
                     (Pre-Refunded -- Escrowed with U.S. Government
                     Securities to 11/1/99 Call @ 102), 8.250% due
                     11/1/18(b).....................................   3,303,750
 2,500,000  A3*    Luzerne County, PA IDA, 7.125% due 12/1/22(a)....   2,646,875
 2,000,000  AAA    Montgomery County, PA Higher Education & Health
                     Authority, (Pre-Refunded -- Escrowed with U.S.
                     Government Securities to 11/1/99 Call @ 102),
                     8.375% due 11/1/11(b)..........................   2,212,500
   625,000  NR     Northumberland County, PA IDA Revenue,
                     6.875% due 2/1/03..............................     628,125
 1,500,000  AA+    Pennsylvania HFA, Series C,
                     6.900% due 4/1/25(a)...........................   1,576,875
 1,950,000  Baa*   Philadelphia, PA Gas Revenue, Series B,
                     6.400% due 11/15/16............................   1,984,125
 1,000,000  NR     Philadelphia, PA IDR, Host Marriott,
                     7.750% due 12/1/17(a)..........................   1,061,250
 1,500,000  BBB-   Scranton-Lackawanna, PA Health &
                     Welfare Authority, Mercy Health Systems,
                     Series B, 8.500% due 7/1/20....................   1,627,500
 1,250,000  BBB+   Sharon, PA Regional Health Systems, (Project B),
                     6.875% due 12/1/22.............................   1,273,438
                                                                    ------------
                                                                      25,253,313
                                                                    ------------
Puerto Rico -- 0.1%
   200,000  A      Commonwealth of Puerto Rico, GO Bonds,
                     8.000% due 7/1/08..............................     211,000
                                                                    ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[STAR]                                       Schedule of Investments (continued)
                                                      April 30, 1997 (unaudited)
================================================================================
 FACE
AMOUNT     RATING                SECURITY                               VALUE
--------------------------------------------------------------------------------
South Carolina -- 1.0%
$  945,000  NR     Florence County, SC IDR, 7.375% due 2/1/07.......$    954,450
   875,000  NR     McCormick County, SC COP, 9.750% due 7/1/09......     893,961
                                                                    ------------
                                                                       1,848,411
                                                                    ------------
South Dakota -- 1.1%
                   Oglala Sioux Tribe, SD Pine Ridge County,
                     Revenue Bonds:
   165,000  NR         7.000% due 7/1/99............................     166,238
 1,865,000  NR         7.500% due 7/1/13............................   1,890,644
                                                                    ------------
                                                                       2,056,882
                                                                    ------------
Tennessee -- 0.4%
   750,000  AAA    Knox County, TN Health, Education & Housing,
                     FSA-Insured, 7.125% due 1/1/30.................     810,938
                                                                    ------------
Texas -- 10.6%
 1,350,000  BBB    Alliance, TX Airport Authority Inc.,
                    (Federal Express Corp. Project),
                    6.375% due 4/1/21(a)............................   1,351,687
                   Brazos River, TX PCR, (Collateral-Texas
                     Utilities Electric Co., Project A):
 1,000,000  BBB+       9.875% due 10/1/17(a)........................   1,040,380
 2,000,000  BBB+       8.250% due 1/1/19(a).........................   2,132,500
 1,110,000  A*     El Paso, TX Housing Finance Corp., Single-Family
                     Mortgage Revenue, 8.750% due 10/1/11...........   1,196,025
 2,000,000  B      El Paso, TX International Airport Revenue Bonds,
                     (Marriott Corp. Project), 7.750% due 3/1/12....   2,075,000
 1,190,000  NR     Harris County, TX Industrial Development Corp.,
                     IDR, Continental Airlines Inc., 7.950% due
                     7/1/19(a)......................................   1,189,952
                   Matagorda County, TX Navigation District No. 1,
                     PCR, (Houston Lighting & Power Co. Project):
 1,000,000  AAA        MBIA-Insured, 6.100% due 7/1/28..............   1,018,750
 1,400,000  A2*        Series A, 7.875% due 2/1/19(a) ..............   1,456,812
 1,400,000  AA     North Central, TX Health Facilities Development
                     Project, Hospital Revenue Bonds, Baylor Health
                     Care Systems, Series 1992B, Variable Rate
                     INFLOS, 6.830% due 5/15/08(d)..................   1,491,000
                   Northgate Crossing, TX Municipal Utilities:
 1,000,000  NR       District 1, GO, 8.875% due 12/1/13.............     981,250
 1,000,000  NR       District 2, Special Tax, 8.875% due 12/1/13....     981,250
                   Port Corpus Christi, TX Industrial Development
                     Corp., Valero Refinancing and Marketing Co.:
 2,500,000  BBB-       Series A, 10.250% due 6/1/17.................   2,585,800
 2,000,000  BBB-       Series B, 10.625% due 6/1/08(a)..............   2,069,180
                                                                    ------------
                                                                      19,569,586
                                                                    ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[STAR]                                       Schedule of Investments (continued)
                                                      April 30, 1997 (unaudited)
================================================================================
 FACE
AMOUNT     RATING                SECURITY                               VALUE
--------------------------------------------------------------------------------
Utah -- 1.0%
$1,750,000  NR     Hurricane, UT Health Facilities Development
                     Revenue, (Mission Health Services Project),
                     10.500% due 7/1/20 ............................$  1,920,620
                                                                    ------------
Vermont -- 1.2%
 2,060,000  A1*    Vermont Housing Finance Agency, Home Mortgage,
                     Series B, 8.100% due 6/1/22(a).................   2,139,825
                                                                    ------------
West Virginia -- 0.7%
 2,500,000  NR     Marion County, WV County Commission, Solid Waste
                       Disposal Facility, 7.750% due 12/1/11(a).....   1,250,000
                                                                    ------------
Wisconsin -- 0.8%
 1,500,000  NR     Wisconsin State Health & Educational Facilities
                     Authority Revenue, Benchmark Health Care Green
                     Bay, 7.750% due 5/1/27.........................   1,470,000
                                                                    ------------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $175,938,289**).........................$184,225,210
                                                                    ============

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Pre-Refunded bonds escrowed by U.S. Government Securities and bonds escrowed to maturity with U.S. Government Securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(c)   Security segregated by Custodian for open market purchase commitment.
(d) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 11 through 13 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[STAR]                            Summary of Municipal Bonds by Combined Ratings
                                                                  April 30, 1997
================================================================================

--------------------------------------------------------------------------------
                                          Standard &           Percent of
         Moody's           and/or           Poor's         Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Aaa                                AAA                 2.6%
           Aa                                 AA                  3.9
            A                                  A                  7.7
           Baa                                BBB                40.1
           Ba                                 BB                 10.6
            B                                  B                  2.4
           NR                                 NR                 32.7
                                                                -----
                                                                100.0%
                                                                =====
--------------------------------------------------------------------------------

                                                                    Bond Ratings
================================================================================
All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       -- Bonds rated "AAA" have the highest rating assigned by Standard &
             Poor's. Capacity to pay interest and repay principal is extremely strong.

AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B     -- Bonds rated "BB" and "B" are regarded, on balance, as
and CCC predominantly and CCC speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposure to adverse conditions.

                                                 Municipal High Income Fund Inc.
[STAR]                                                  Bond Ratings (continued)
================================================================================
Moody's   -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       -- Bonds that are rated "Aaa" are judged to be of the best quality.
             They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa        -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A         -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa       -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR        -- Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

                                                 Municipal High Income Fund Inc.
[STAR]                                                     Security Descriptions
================================================================================
ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond
                Assurance Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility
                Construction Loan Insurance
CONNIE LEE -- College Construction Loan
                Insurance Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage
                Corporation
FLAIRS     -- Floating Adjustable Interest Rate
                Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Financing Security Assurance
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage
                Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development
                Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors
                Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse
                Coupon Security
PCR        -- Pollution Control Revenue
PSF        -- Permanent School Fund
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest
                Tax-Exempt Securities
SYCC       -- Structured Yield Curve
                Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation
                Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday
                Demand

                                                 Municipal High Income Fund Inc.
[STAR]                           Statement of Assets and Liabilities (unaudited)
                                                                  April 30, 1997
================================================================================
ASSETS:
  Investments, at value (Cost -- $175,938,289) .................   $184,225,210
  Cash .........................................................         37,952
  Receivable for securities sold ...............................         80,000
  Interest receivable ..........................................      4,609,673
                                                                   ------------
  Total Assets .................................................    188,952,835
                                                                   ------------
LIABILITIES:
  Payable for securities purchased .............................      1,472,260
  Dividends payable ............................................        229,713
  Investment advisory fees payable .............................         63,558
  Administration fees payable ..................................         31,518
  Accrued expenses .............................................        158,398
                                                                   ------------
  Total Liabilities ............................................      1,955,447
                                                                   ------------
Total Net Assets ...............................................   $186,997,388
                                                                   ============
NET ASSETS:
  Par value of capital shares ..................................   $    196,599
  Capital paid in excess of par value ..........................    182,673,658
  Undistributed net investment income ..........................        327,184
  Accumulated net realized loss from security transactions .....     (4,486,974)
  Net unrealized appreciation of investments ...................      8,286,921
                                                                   ------------
Total Net Assets
  (Equivalent to $9.51 a share on 19,659,882 shares of
    $0.01 par value outstanding;
    500,000,000 shares authorized)..............................   $186,997,388
                                                                   ============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[STAR]                                       Statement of Operations (unaudited)
                                         For the Six Months Ended April 30, 1997
================================================================================
INVESTMENT INCOME:
  Interest ....................................................     $ 6,818,625
                                                                    -----------

EXPENSES:
  Investment advisory fees (Note 3) ...........................         372,689
  Administration fees (Note 3) ................................         186,344
  Shareholder communications ..................................          63,473
  Audit and legal .............................................          29,257
  Directors' fees .............................................          21,324
  Registration fees ...........................................          12,100
  Shareholder and system servicing fees .......................          11,428
  Pricing service fees ........................................           7,439
  Custody .....................................................           4,659
  Other .......................................................           3,669
                                                                    -----------
  Total Expenses ..............................................         712,382
                                                                    -----------
Net Investment Income .........................................       6,106,243
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales .......................................      15,488,778
    Cost of securities sold ...................................      16,833,184
                                                                    -----------
  Net Realized Loss ...........................................      (1,344,406)
                                                                    -----------

  Change in Net Unrealized Appreciation of Investments:
    Beginning of period .......................................       7,240,580
    End of period .............................................       8,286,921
                                                                    -----------
  Increase in Net Unrealized Appreciation .....................       1,046,341
                                                                    -----------
Net Loss on Investments .......................................        (298,065)
                                                                    -----------
Increase in Net Assets From Operations ........................     $ 5,808,178
                                                                    ===========
                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
[STAR]                       For the Six Months Ended April 30, 1997 (unaudited)
                                             and the Year Ended October 31, 1996
================================================================================
                                                         1997           1996
                                                         ----           ----
OPERATIONS:
  Net investment income .........................   $  6,106,243   $ 12,398,843
  Net realized loss .............................     (1,344,406)      (205,983)
  Increase in net unrealized appreciation .......      1,046,341        153,751
                                                    ------------   ------------
  Increase in Net Assets From Operations ........      5,808,178     12,346,611
                                                    ------------   ------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
  Net investment income .........................     (6,114,217)   (12,090,828)
                                                    ------------   ------------
  Decrease in Net Assets From
    Distributions to Shareholders ...............     (6,114,217)   (12,090,828)
                                                    ------------   ------------
Increase (Decrease) in Net Assets ...............       (306,039)       255,783

NET ASSETS:
  Beginning of period ...........................    187,303,427    187,047,644
                                                    ------------   ------------
  End of period* ................................   $186,997,388   $187,303,427
                                                    ============   ============

*Includes undistributed net investment income of:   $    327,184   $    335,158
                                                    ============   ============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[STAR]                                 Notes to Financial Statements (unaudited)
===============================================================================
      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBMFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

                                                 Municipal High Income Fund Inc.
[STAR]                     Notes to Financial Statements (unaudited) (continued)
===============================================================================
      4. Investments

      For the six months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $17,262,860
--------------------------------------------------------------------------------
Sales                                                                15,488,778
================================================================================

     At April 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $9,798,781
Gross unrealized depreciation                                        (1,511,860)
--------------------------------------------------------------------------------
Gross unrealized appreciation                                        $8,286,921
================================================================================

      5. Capital Shares

      At April 30, 1997, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      6. Capital Loss Carryforwards

      At October 31, 1996, the Fund had, for Federal income tax purposes, approximately $3,142,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                                     2002                2003             2004
================================================================================
Carryforward Amounts              $2,667,000          $270,000          $205,000
================================================================================

                                                 Municipal High Income Fund Inc.
[STAR]                                                      Financial Highlights
================================================================================
For a share of capital stock outstanding throughout each period:


                                           1997(1)        1996       1995       1994         1993        1992
                                           -------        ----       ----       ----         ----        ----
Net Asset Value, Beginning
  of Period............................      $9.53        $9.51      $8.98      $9.72        $9.49       $9.42
                                          --------     --------   --------   --------     --------     -------
Income (Loss) From Operations:
  Net investment income................       0.31         0.63       0.64       0.65         0.67        0.70
  Net realized and unrealized
    gain (loss) .......................      (0.02)         --        0.54      (0.72)        0.23        0.06
                                          --------     --------   --------   --------     --------     -------
Total Income (Loss) From Operations ...       0.29         0.63       1.18      (0.07)        0.90        0.76
                                          --------     --------   --------   --------     --------     -------
Less Distributions From:
  Net investment income................      (0.31)       (0.61)     (0.65)     (0.65)       (0.67)      (0.69)
  Net realized gains...................        --           --         --       (0.02)         --          --
                                          --------     --------   --------   --------     --------     -------
Total Distributions....................      (0.31)       (0.61)     (0.65)     (0.67)       (0.67)      (0.69)
                                          --------     --------   --------   --------     --------     -------
Net Asset Value, End of Period ........      $9.51        $9.53      $9.51      $8.98        $9.72       $9.49
                                          --------     --------   --------   --------     --------     -------
Total Return, Based on
  Market Value.........................       6.25%++     10.22%     14.17%    (10.11)%      17.76%       3.37%
                                          --------     --------   --------   --------     --------     -------
Total Return, Based on
  Net Asset Value......................       3.17%++      7.39%     14.00%     (0.54)%       9.87%       8.59%
                                          --------     --------   --------   --------     --------     -------
Net Assets, End of Period (000s) ......   $186,997     $187,303   $187,048   $176,379     $188,294     179,104
                                          ========     ========   ========   ========     ========     =======
Ratios to Average Net Assets:
  Expenses.............................       0.76%+       0.77%      0.84%      0.84%        0.87%       0.87%
  Net investment income................       6.55+        6.65       6.87       6.98         6.89        7.31
Portfolio Turnover Rate................          8%          17%        18%        17%          13%         12%
Market Value, End of Period............     $9.250       $9.000     $9.000     $8.250       $9.875      $9.125

--------------------
(1) For the six months ended April 30, 1997 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                                 Municipal High Income Fund Inc.
[STAR]                      Financial Data Per Share of Common Stock (unaudited)
================================================================================
                                                                      Dividend
  Record        Payable         NYSE        Net Asset    Dividend   Reinvestment
   Date          Date       Closing Price*    Value        Paid         Price
  ------        -------     -------------    ------       -------      ------
11/22/94      11/30/94         $8.125        $8.71       $0.0540       $8.34
12/22/94      12/31/94          8.125         8.84        0.0540        8.29
 1/24/95       1/31/95          8.625         8.99        0.0540        8.83
 2/21/95       2/28/95          8.750         9.13        0.0540        8.85
 3/24/95       3/31/95          8.875         9.25        0.0540        8.94
 4/21/95       4/30/95          9.000         9.32        0.0540        8.94
 5/25/95       5/31/95          8.875         9.44        0.0540        8.89
 6/23/95       6/30/95          8.750         9.44        0.0540        8.97
 7/25/95       7/28/95          8.875         9.39        0.0540        8.59
 8/22/95       8/25/95          8.875         9.33        0.0540        8.93
 9/26/95       9/29/95          8.875         9.43        0.0540        8.94
10/24/95      10/27/95          8.875         9.51        0.0540        8.79
11/20/95      11/24/95          8.750         9.49        0.0540        8.87
12/26/95      12/29/95          8.375         9.58        0.0510        8.60
 1/19/96       1/26/96          8.875         9.59        0.0510        8.88
 2/20/96       2/23/96          8.750         9.57        0.0510        8.86
 3/26/96       3/29/96          8.875         9.43        0.0510        8.86
 4/23/96       4/26/96          8.750         9.38        0.0510        8.90
 5/31/96       5/31/96          8.875         9.40        0.0510        8.85
 6/26/96       6/29/96          8.500         9.33        0.0510        8.79
 7/23/96       7/26/96          8.625         9.38        0.0510        8.82
 8/27/96       8/30/96          8.875         9.43        0.0510        8.90
 9/24/96       9/29/96          8.875         9.44        0.0510        9.00
10/22/96      10/25/96          9.000         9.48        0.0510        9.08
11/25/96      11/29/96          9.125         9.57        0.0510        9.23
12/23/96      12/27/96          9.375         9.55        0.0520        9.30
 1/28/97       1/31/97          9.375         9.53        0.0520        9.44
 2/25/97       2/28/97          9.375         9.60        0.0520        9.37
 3/24/97       3/27/97          9.125         9.52        0.0520        9.27
 4/22/97       4/25/97          9.250         9.48        0.0520        9.32

*As of Record Date.

                                                 Municipal High Income Fund Inc.
[STAR]                               Quarterly Results of Operations (unaudited)
================================================================================

                                                     Net Realized       Net Increase
                                      Net           and Unrealized       (Decrease)
                Investment        Investment          Gain (Loss)       in Net Assets
                  Income            Income          on Investments     From Operations
            ---------------    ---------------     ---------------    ---------------
 Quarter                 Per                Per                Per                 Per
  Ended      Total      Share     Total    Share    Total     Share      Total    Share
--------     -----      -----     -----   ------   ------    ------     ------   ------
 1/31/95  $3,524,651   $0.18  $3,184,522  $0.16  $1,626,418  $0.08   $4,810,940   $0.24
 4/30/95   3,416,272    0.17   3,017,427   0.16   4,484,698   0.22    7,502,125    0.38
 7/31/95   3,578,666    0.18   3,178,309   0.16   2,188,738   0.11    5,367,047    0.27
10/31/95   3,496,188    0.18   3,103,201   0.16   2,468,031   0.13    5,571,232    0.29
 1/31/96   3,487,742    0.18   3,089,124   0.16   1,821,322   0.09    4,910,446    0.25
 4/30/96   3,405,211    0.17   3,035,493   0.15  (4,388,492) (0.22)  (1,352,999)  (0.07)
 7/31/96   3,456,996    0.18   3,142,875   0.16     382,360   0.02    3,525,235    0.18
10/31/96   3,479,645    0.18   3,131,351   0.16   2,132,578   0.11    5,263,929    0.27
 1/31/97   3,457,602    0.18   3,095,243   0.16     591,922   0.03    3,687,165    0.19
 4/30/97   3,361,023    0.17   3,011,000   0.15    (889,987) (0.05)   2,121,013    0.10

                       ---------------------------------

                                                 Municipal High Income Fund Inc.
[STAR]                                    Dividend Reinvestment Plan (unaudited)
================================================================================
      Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by the First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds 98% of net asset value per share at the time shares are valued for determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares of Common Stock valued at the greater of (i) 98% of net asset value per share or (ii) 95% of the then current market price. If 98% of the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds 98% of their net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at 98% of the net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with the reinvestment of dividends or capital gains distributions.

                                                 Municipal High Income Fund Inc.
[STAR]                        Dividend Reinvestment Plan (unaudited) (continued)
================================================================================
      The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     A current prospectus may be obtained by contacting a Smith Barney Financial Consultant. Information concerning the Plan may be obtained from First Data at
(800) 331-1710.

                       ---------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of April 30, 1997, the Fund has not repurchased any shares.

                                                 Municipal High Income Fund Inc.
[STAR]                                                    Management of the Fund
================================================================================
Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman
Charles F. Barber, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Mutual Funds
Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Street
Philadelphia, Pennsylvania 19103

                                     [STAR]

This report is sent to shareholders of Municipal High Income Fund Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                        Municipal High Income Fund Inc.
                              388 Greenwich Street
                               New York, NY 10013
                                 (212) 723-9218

                                  FD01139 6/97